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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 26, 1996


CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1996 providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1996-2)


                  Chase Commercial Mortgage Securities Corp.
            (Exact name of registrant as specified in its charter)


          New York                 333-05271                13-3728743
----------------------------      -----------             ---------------
(State or Other Jurisdiction      (Commission             (I.R.S Employer
      of Incorporation)            File No.)             Identification No.)



       380 Madison Avenue
       New York, New York                                   10017-2951
     -------------------------                              ----------
      (Address of Principal                                 (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code (212) 270-6000

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Item 5.  Other Events

         The Registrant registered issuances of Commercial Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-05271).
Pursuant to a base prospectus, dated November 19, 1996, and a prospectus supplement, dated December 2, 1996, the Registrant plans to issue approximately $233,139,205 in aggregate principal amount of its Chase Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-2 (the "Certificates") on or about December 18, 1996. The Current Report on Form 8-K disclosed the use of Computational Materials (as defined in the Kidder Peabody Acceptance Corporation I, SEC No-Action Letter, available May 24, 1994), Structural Term Sheets, as defined in the Public Securities Association SEC No-Action Letter, available February 17, 1995 (the "PSA Letter"), and Collateral Term Sheets, as defined in the PSA Letter, by the underwriters in connection with the offering of the Certificates. Such Compu-tational Materials, Structural Term Sheets and Collateral Term Sheets were filed in paper form under cover of Form SE. In accordance with the limits of the continuing exemption granted to the Registrant, the Structural Term Sheets and Collateral Term Sheets are hereby filed electronically as well.

                                       2
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHASE COMMERCIAL MORTGAGE
                                              SECURITIES CORP.


                                            By:  /s/ Jacqueline R. Slater
                                               ------------------------------
                                                 Name:  Jacqueline R. Slater
                                                 Title: President

Dated:  December 18, 1996


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EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION                                  PAGE NO.
-----------        -----------                                  --------
    99             Structural Term Sheets and Collateral           5
                   Term Sheets as prepared by the
                   underwriters in connection with the
                   offering of the Certificates filed in
                   paper form under cover of Form SE on
                   or about November 26, 1996.